Exhibit 99.1

INVESTORS AND MEDIA CONTACT:

Shari Annes

(650) 888-0902

sannes@renovis.com

RENOVIS ANNOUNCES MANAGEMENT CHANGES

CEO Corey Goodman Steps Down; John Walker, Board Chair, Named Executive Chairman

South San Francisco, California – October 1, 2007 – Renovis, Inc. (Nasdaq: RNVS), a biopharmaceutical company focused on the discovery and development of drugs for major medical needs in the areas of neurological and inflammatory diseases, today announced that Corey Goodman, Ph.D., will step down today as President and Chief Executive Officer to pursue another opportunity. Dr. Goodman will continue to serve as a Renovis Board member until such time as the Company merges with Evotec AG (XETRA:EVT.DE), the Hamburg, Germany-based CNS drug discovery and development company, with which Renovis announced the signing of a definitive merger agreement on September 19, 2007. Following the merger, it is anticipated that Dr. Goodman will serve on Evotec’s Supervisory Board as well as on its Scientific Advisory Board. Renovis Chairman of the Board, John Walker, will assume the position of Executive Chairman effective October 2, 2007, with responsibility for working with the executive management team.

Dr. Goodman commented, “Since helping co-found Renovis in 2000 and becoming its CEO in 2001, it has been my privilege to lead our uniquely talented team of scientists and biotech professionals. This group has distinguished itself in its entrepreneurial approach to drug discovery in the areas of neurological disease, pain, and inflammation. I am particularly proud of our portfolio of drug candidates for pain targeting members of the TRP and purinergic families of ligand-gated ion channels. Our team’s work led to our collaboration on VR1 antagonists with Pfizer, our nerve growth and angiogenesis collaboration with Genentech, as well as our other programs and the opportunities we have in our proposed merger with Evotec.”

“I believe that the proposed merger with Evotec, unanimously endorsed by our Board of Directors, represents an important opportunity to bring the advances and accomplishments of the Renovis scientific team to fruition. Our strengths in drug discovery and preclinical development are synergistic to the capabilities already resident in Evotec, including the strength of their clinical team. I am delighted to have the opportunity to help guide and advise the progress of the combined companies in my new roles as board member and scientific advisor. At Renovis, we have always been committed to translating great science into groundbreaking medicines that improve the lives of patients; as part of Evotec, I believe we can transform that vision into reality.”

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According to John Walker, just named Executive Chairman, “As a founder of Renovis and as its CEO, Corey Goodman distinguished himself once more as a scientific leader as well as a successful biotech entrepreneur. A skilled communicator, Corey guided the Company’s initial public offering and effectively broadened support for Renovis on Wall Street, while at the same time, applying his keen scientific insight and dogged persistence in the discovery of important new small molecules for pain and inflammatory indications. His enthusiasm inspired all of us on the Board as well as the professionals with whom he worked throughout the organization. Clearly, he has devoted himself to applying broad scientific and business expertise to the Company’s goal of becoming a leading biopharmaceutical company focused on discovering, developing, and commercializing drugs to treat neurological and inflammatory diseases. He will be sorely missed. We wish him well in his next endeavor.”

“In my new role as Executive Chairman, I will work with the members of the Renovis executive team to move our programs forward, to communicate with shareholders, and to take the necessary steps to complete the proposed transaction with Evotec. Corey and I will continue to work together on the Renovis Board of Directors, and following the merger, on the Evotec Supervisory Board,” continued Walker.

Dr. Corey Goodman co-founded Renovis in 2000 and joined Renovis as CEO in September of 2001. John Walker joined the Company’s Board of Directors in January of 2003 and in November of 2005 became its Chairman. Walker is also CEO and Chairman of Novacea, Inc. a biopharmaceutical firm focused on oncology, located nearby in South San Francisco.

About Renovis

Renovis is a biopharmaceutical company focused on the discovery and development of drugs for major medical needs in the areas of neurological and inflammatory diseases. The Company’s proprietary research programs focus on the purinergic receptors, P2X3 and P2X7, for the potential treatment of pain and inflammatory diseases. In addition, Renovis has worldwide collaboration and license agreements with Pfizer to research, develop and commercialize small molecule vanilloid receptor (VR1) antagonists and an agreement with Genentech, Inc. in the areas of nerve growth and anti-angiogenesis.

For additional information about the Company, please visit www.renovis.com.

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Additional information about the transaction

Renovis filed a Current Report on Form 8-K with the Securities and Exchange Commission on September 24, 2007 that includes as an exhibit the Agreement and Plan of Merger between Evotec and Renovis. Evotec intends to file a Registration Statement on Form F-4 with the Securities and Exchange Commission in connection with the proposed merger. Evotec and Renovis expect to mail a joint proxy statement/prospectus, which will form part of the Registration Statement on Form F-4, to shareholders of Renovis in connection with the proposed merger. This document will contain important information about the merger and should be read before any decision is made with respect to the merger. Investors and stockholders will be able to obtain free copies of this document and any other documents filed or furnished by Evotec or Renovis through the website maintained by the Securities and Exchange Commission at www.sec.gov. Free copies of these documents may also be obtained from Evotec, by directing a request to Evotec’s Investor Relations department at Schnackenburgallee 114, 22525 Hamburg, Germany, or from Renovis, by directing a request to Renovis’ Investor Relations department at Two Corporate Drive, South San Francisco, California 94080.

In addition to the documents referenced above, Renovis files or furnishes annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed or furnished by Renovis at the SEC’s Public Reference Room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the Public Reference Room. Renovis’s SEC filings are also available to the public at the SEC’s web site at www.sec.gov, or at their web site at www.renovis.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial results, preclinical and clinical development activities, anticipated preclinical and clinical development progress, the plans and objectives of management, the benefits expected from the contemplated transaction between Evotec and Renovis and the timing of the completion of the transaction are forward-looking statements and are based on current expectations and estimates. We may not actually achieve these plans, intentions or expectations and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors that could cause actual results or events to differ materially from the forward-looking statements include, but are not limited to, the risk that the conditions relating to the required regulatory clearance might not be satisfied in a timely manner or at all, risks relating to the integration of the technologies and businesses of Evotec and Renovis,

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Two Corporate Drive    South San Francisco, CA 94080    Tel: 650.266.1400    Fax: 650.266.1460    www.renovis.com

unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, conditions of the economy and other factors described in greater detail in reports filed with Securities and Exchange Commission, including our Quarterly Report on Form 10-Q, which was filed on August 8, 2007, our Annual Report on Form 10-K, which was filed on March 15, 2007, and the Registration Statement on Form F-4 that will be filed by Evotec. Renovis is providing this information as of the date of this press release and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

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Two Corporate Drive    South San Francisco, CA 94080    Tel: 650.266.1400    Fax: 650.266.1460    www.revnovis.com